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                                 FORM 8-A

                     SECURITY AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                              VIANT CORPORATION
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         (Exact name of Registrant as specified in its charter)


Delaware                                                 77-0427302
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(State of incorporation or organization)           (IRS Employer I.D. No.)


89 South Street, Boston, MA 02111
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Securities to be registered pursuant to Section 12(b) of the Act:

                                 NONE
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Securities to be registered pursuant to Section 12(g) of the Act:
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                      Common Stock, $0.001 par value
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Item 1.   Description of Registrant's Securities to be Registered

             Incorporated by reference to pages 50 through 51 of the Preliminary Prospectus contained in Amendment No. 2 to Registrant's Registration Statement on Form S-1 filed on May 28, 1999 (the "S-1 Registration Statement").

Item 2.   Exhibits

             The following exhibits are filed as a part of this registration statement:

             1.*   Specimen certificate for Registrant's Common Stock;

             2.**  Certificate of Incorporation, as currently in effect;

             3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

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*   Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.

*** Incorporated by reference to Exhibit 3.3 to the S-1 Registration Statement.


                              SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: June 8, 1999


                                  Viant Corporation

                                  By: /s/ ROBERT L. GETT
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                                     Robert L. Gett,
                                     President and Chief Executive Officer